Exhibit 10.16(d)

CONFIDENTIAL

[***] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

AMENDMENT #3 TO TASK ORDER #13

COHERUS Project Number: CHS0214-02

MEDPACE Project Number: ETA302

This Amendment #3 (“Amendment #3”) to Task Order #13 effective as of 18 October 2013 (“Task Order”), is by and between Coherus Bioscience, Inc., a Delaware corporation with its principal place of business at 201 Redwood Shores Parkway, Suite 200 Redwood City, CA 94065 (“Sponsor”), and Medpace, Inc., with its principal place of business at 5375 Medpace Way, Cincinnati, Ohio 45227 (“Medpace”). This Amendment #3 shall be effective 30 May 2014.

WITNESSETH:

WHEREAS, the Parties have entered into Task Order pursuant and subject to the terms of the Master Service Agreement dated 23 January 2012, (the “Agreement”); and

WHEREAS, the Parties desire to amend Task Order in connection with a Phase 3, A Double-Blind, Randomized, Parallel-Group, Active-Control Study to Compare the Efficacy and Safety of CHS-0214 DP Versus Enbrel® in Subjects with Rheumatoid Arthritis and Inadequate Response to Treatment with Methotrexate to increase the MRL and [***] fees included in the Budget.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, the Parties hereby agree as follows to the revised Scope of Work:

1.	Appendix F: MRL and [***] Services and Budget attached to Task Order #13 is hereby amended by Appendix F attached to this Amendment #3.

2.	The MRL and [***] Fees line item included under the Pass-through Expenses category in Appendix C: Services and Budget is hereby increased from [***] to [***]. (“Increase”).

3.	As a result of the Increase in the Budget, Appendix D: Payment Schedule, attached to the Task Order is hereby amended to include the following:

A total of [***] is due upon execution of Amendment #3. The remainder of the Increase will be paid in accordance with the terms of Appendix D: Payment Schedule, attached to the Task Order.

The total amount payable by Sponsor to Medpace under this Amendment #3 for Medpace Direct Fees, Pass-through Expenses, and Pre-funded Expenses shall not exceed the amount of [***] without prior written consent of both parties. The total value of Task Order and all subsequent amendments is now [***].

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 1

	Direct Fees	Pass Through Costs	Pre-funded Expenses	TOTAL
Task Order #13	[***]	[***]	[***]	[***]
Amendment #1	[***]	[***]	[***]	[***]
Amendment #2	[***]	[***]	[***]	[***]
Amendment #3	[***]	[***]	[***]	[***]
TOTAL	[***]	[***]	[***]	[***]

All other provisions of the Agreement and Task Order shall remain unchanged and in effect.

IN WITNESS WHEREOF, the Parties have hereunto signed this Amendment #3 to Task Order in their official capacities which shall be effective on the day and year listed above.

MEDPACE, INC.

Signature:	/s/ John Wynne

By:	John Wynne
(Print Name)

Title:	Vice President
Commercial Operations

COHERUS BIOSCIENCES, INC.

Signature:	/s/ Dennis M. Lanfear

By:	Dennis M. Lanfear
(Print Name)

Title:	President & CEO 5/30/14

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 2

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Sponsor: Coherus Biosciences Protocol: CHS-0214-02	30-May-14

[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
Total Medpace Reference Laboratories Fees	[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 3

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-02											[***]

[***]
			Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																			[***]
		[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
		[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]	[***]				[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]	[***]													[***]	[***]
Laboratory Support Services																			[***]
[***]
	[***]		[***]														[***]	[***]
	[***]		[***]
		[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
		[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]														[***]	[***]
[***]
		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]														[***]	[***]
[***]
		[***]	[***]		[***]												[***]	[***]
		[***]	[***]		[***]												[***]	[***]
		[***]	[***]														[***]	[***]
		[***]	[***]		[***]				[***]		[***]		[***]	[***]	[***]		[***]	[***]
		[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
		[***]	[***]
		[***]	[***]
Total Medpace Reference Laboratory Fees																			[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 4

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences
Protocol: CHS-0214-02										[***]

[***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																		[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]
	[***]	[***]	[***]	[***]				[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]													[***]	[***]
Laboratory Support Services																		[***]
[***]
	[***]	[***]														[***]	[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]														[***]	[***]
[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]		[***]												[***]	[***]
	[***]	[***]														[***]	[***]
	[***]	[***]		[***]				[***]		[***]		[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																		[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 5

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Fee Estimate

Sponsor: Coherus Biosciences										[	***]
Protocol: CHS-0214-02

										[	***]
		Unit Cost	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	Total Number of Units	Cost	Subtotal
Laboratory Tests																			[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]		[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]	[***]				[***]		[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]	[***]														[***]	[***]
Laboratory Support Services																			[***]
[***]
	[***]	[***]															[***]	[***]
	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
[***]
	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]															[***]	[***]
[***]
	[***]	[***]		[***]													[***]	[***]
	[***]	[***]		[***]													[***]	[***]
	[***]	[***]															[***]	[***]
	[***]	[***]		[***]				[***]		[***]			[***]	[***]	[***]		[***]	[***]
	[***]	[***]		[***]	[***]	[***]	[***]	[***]	[***]	[***]		[***]	[***]	[***]	[***]		[***]	[***]
	[***]	[***]
	[***]	[***]
Total Medpace Reference Laboratory Fees																			[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 6

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Medpace Reference Laboratories Pass Through Estimate

Sponsor: Coherus Biosciences Protocol: CHS-0214-02	Average Cost per Unit	Estimated Number of Units	Total Cost	Subtotal
Pass Through Estimates				[***]
[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]		[***]
[***]	[***]	[***]	[***]
[***]			[***]
Total Estimated Medpace Reference Laboratory Pass-Through Fees				[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 7

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Transportation Costs

Country	Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
Total	[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
				[***]						[***]	[***]
							[***]		[***]		[***]		[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 8

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Costs	1 Resupplies per site

Sites	Number Screened	Number Randomized	Number Ambient / Refrigerate shipments	Number Frozen Shipments	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]		[***]		[***]		[***]		[***]
[***]
[***]
[***]
[***]
[***]
[***]
						[***]		[***]		[***]		[***]	[***]

Amendment #3 to Task Order #13 Coherus Biosciences, Inc. CHS-0214-02 / ETA302 Page 9

[***]  Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.